                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   November 10, 2004
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                              Majesco Holdings Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

        333-70663                                        06-1529524
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(Commission File Number)                      (IRS Employer Identification No.)

160 Raritan Center Parkway, Edison, New Jersey                          08837
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   (Address of Principal Executive Offices)                          (Zip Code)

                                 (732) 225-8910
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 - DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS

     On November 4, 2004, Majesco Holdings Inc. appointed Laurence Aronson to the board of directors of the company, increasing the size of the board from eight to nine members.

     From July 2003 through the present, Mr. Aronson has served as President and
Chief Executive Officer of Cartwheel LLC, a marketing services company. From
June 2000 to January 2003, he was the President-Sales and Customer Marketing at
Revlon USA. Prior to that, Mr. Aronson held senior leadership positions at both
Procter & Gamble and Warner Lambert/Adams USA. He is 48 years old.

     There are no arrangements or understandings between Mr. Aronson and any other person pursuant to which Mr. Aronson was selected as a director. There are no transactions to which the company is a party and in which Mr. Aronson had a material interest that are required to be disclosed under Item 404(a) of
Regulation S-K. Mr. Aronson has not previously held any positions with the company. Mr. Aronson has no family relations with any directors or executive officers of the company.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  Majesco Holdings Inc.
                                                  (Registrant)

Date: November 10, 2004                           By: /s/ Carl J. Yankowski
                                                       -------------------------
                                                      Carl J. Yankowski
                                                      Chief Executive Officer